EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement (the “Agreement”), dated November 7, 2017, is between ONCOSEC MEDICAL INCORPORATED (the “Company”) and DANIEL J. O’CONNOR (“Executive”).

I. POSITION AND RESPONSIBILITIES

A. Position. Executive is employed by the Company to render services to the Company in the position of Chief Executive Officer (“CEO”) beginning on November 7, 2017 (the “Commencement Date”). Executive shall perform such duties and responsibilities as are normally related to the positions of CEO in accordance with the standards of the industry and any additional duties now or hereafter assigned to Executive by the Company and to devote to the performance of such duties and responsibilities Executive’s full-time effort. Executive shall perform his duties to the best of his ability and a diligent and proper manner, and Executive shall abide by the rules, regulations, and practices as adopted or modified from time to time in the Company’s sole discretion.

B. Other Activities. Except upon the prior written consent of the Company, Executive will not, during the term of this Agreement, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) in either case that might interfere with Executive’s duties and responsibilities hereunder or create a conflict of interest with the Company; provided, however, that Executive’s service as Vice Chair – Bio NJ; Member – NJ Bio Technology Task Force; Consultant – Aurora; with the duties and commitment that Executive has disclosed to the Company in writing prior to the date of this Agreement, which, for the avoidance of doubt, shall not interfere with Executive’s full-time obligations to the Company, shall not require the prior written consent of the Company. For purposes of clarity, any expansion of Executive’s duties or commitment at the four (4) companies specified in the preceding sentence or any additional board service by Executive shall require the prior written consent of the Company.

C. No Conflict. Executive represents and warrants that Executive’s execution of this Agreement, employment with the Company, and the performance of Executive’s proposed duties under this Agreement shall not violate any obligations Executive may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.

II. COMPENSATION AND BENEFITS

A. Base Salary. In consideration of the services to be rendered under this Agreement, the Company shall pay Executive a salary at the rate of Four Hundred Thousand Dollars ($400,000) per year, before deducting all applicable withholdings (“Base Salary”). Executive may elect to receive, in lieu of cash, the Base Salary, or a portion thereof, in the form of shares of the Company’s common stock. Such election shall be made annually during an open trading window (as set forth in the Company’s insider trading policy) and on or before December 15 or, if later, during the next open trading window. The Base Salary shall be paid in accordance with the Company’s regularly established payroll practice and any shares of the Company’s common stock shall be issued at the same time cash would have been paid. Any installment of shares of the Company’s common stock shall be valued at the fair market value closing price of the Company’s common stock on the trading day immediately prior to the date of issuance. Notwithstanding the foregoing, if, in the Company’s discretion, there are insufficient shares of the Company’s common stock available under the Company’s 2011 Stock Incentive Plan to honor Executive’s election to receive any portion of his Base Salary in shares of the Company’s common stock on any payroll date, the entire Base Salary installment shall be paid in cash. Executive’s Base Salary will be reviewed from time to time in accordance with the established procedures of the Company for adjusting salaries for similarly situated employees and may be increased in the sole discretion of the Company.

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B. Annual Bonus. With respect to each calendar year during the Employment Term, Executive will be eligible to earn an annual bonus in a target amount of fifty percent (50%) of Executive’s Base Salary (the “Annual Bonus”). For the period from the Commencement Date to December 31, 2017, Executive shall be eligible for a pro-rata Annual Bonus. The actual bonus paid may be lower than the Annual Bonus depending on the degree of achievement of performance objectives, with the assessment of performance determined by the Company’s board of directors (the “Board”) or the Compensation Committee of the Board. The initial set of performance objectives will be reasonably established by the Board or the Compensation Committee of the Board, within sixty (60) days of the Commencement Date. Subsequent performance objectives will be reasonably established by the Board or the Compensation Committee of the Board within sixty (60) days of the beginning of the calendar year to which the Annual Bonus relates. Any Annual Bonus earned by Executive during the Employment Term may be paid, in the Company’s sole discretion, in cash or shares of the Company’s common stock, or any combination thereof, and will be paid to Executive within sixty (60) days of the end of the calendar year for which the Annual Bonus was earned, but in no event later than March 15th of the calendar following the calendar year in which the Annual Bonus was earned. Executive must be employed on the last day of each calendar year in order to be eligible to receive an Annual Bonus for that calendar year; provided, however, that if the Company terminates Executive’s employment other than For Cause prior to the last day of the relevant calendar year, then the Company may pay a pro rata portion of the Annual Bonus in a single lump sum payment within sixty (60) days of the end of the relevant calendar year, but in no event later than March 15th of the calendar year following the calendar year in which such termination other than For Cause occurs and subject to Executive’s timely execution and subsequent non-revocation of the Company’s standard release in the form attached hereto as Exhibit C.

C. Option Grants.

(i) In consideration of Executive’s entering into this Agreement, Executive shall be granted a stock option (the “Contingent Option”) to purchase from the Company two million (2,000,000) shares of the Company’s common stock. The Contingent Option shall be approved by the Board or the Compensation Committee of the Board and issued to Executive on the Commencement Date (or the date of Board or Compensation Committee approval, if later), contingent upon approval by the Company’s stockholders at the Company’s annual meeting currently scheduled for January 2018, with an exercise price equal to the fair market value of a share of the Company’s common stock as of the Commencement Date (or the date of Board or Compensation Committee approval, if later). If the Company’s stockholders do not approve the Contingent Option, Executive shall forfeit the Contingent Option. The Contingent Option shall be governed by an option award agreement between Executive and the Company substantially in the form attached hereto as Exhibit A (the “Contingent Option Agreement”). Subject to terms of the Contingent Option Agreement, one million (1,000,000) Options shall vest on the date that the Company’s stockholders approve the Contingent Option and one twenty-fourth (1/24th) of the remaining one million (1,000,000) Contingent Options shall vest on each monthly anniversary of the date of grant. In the event of any conflict or ambiguity between this Agreement and the Contingent Option Agreement, the Contingent Option Agreement shall govern.

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(ii) In consideration of Executive’s entering into this Agreement, Executive shall be granted a stock option (the “Pisces Option”) to purchase from the Company five hundred thousand (500,000) shares of the Company’s common stock. The Pisces Option shall be approved by the Board or the Compensation Committee of the Board and issued to Executive on the Commencement Date (or the date of Board or Compensation Committee approval, if later), contingent upon approval by the Company’s stockholders at the Company’s annual meeting currently scheduled for January 2018, with an exercise price equal to the fair market value of a share of the Company’s common stock as of the Commencement Date (or the date of Board or Compensation Committee approval, if later). The Contingent Option shall be governed by an option award agreement between Executive and the Company substantially in the form attached hereto as Exhibit B (the “Pisces Option Agreement”). Subject to the terms of the Company’s 2011 Stock Incentive Plan and related award agreement, two hundred fifty thousand (250,000) Pisces Options shall be fully vested on the date that the Company achieves one hundred percent (100%) enrollment in the first cohort of the Pisces Study (the “Enrollment Date”) and two hundred fifty thousand (250,000) Pisces Options shall vest on the first anniversary of the Enrollment Date. In the event of any conflict or ambiguity between this Agreement and the Pisces Option Agreement, the Pisces Option Agreement shall govern.

(iii) Notwithstanding the foregoing, Executive shall be eligible to be granted such equity awards as may be approved by the Board or the Compensation Committee of the Board in its sole discretion, subject to regulatory approval and subject to the terms and conditions set out in the Plan, including all terms and conditions regarding vesting and exercise of such equity awards upon termination or other events.

D. Living Allowance. For a period of twelve (12) months following the Commencement Date, the Company shall pay Executive an allowance of up to Four Thousand Five Hundred Dollars ($4,500) per month for housing, automobile and other reasonable personal expenses based on submission of receipts. The Company also shall reimburse Executive for his airfare between his home in New Jersey and the Company’s headquarters in San Diego.

E. Personal Income Tax Return Preparation. The Company shall reimburse Executive for personal income tax return advice and preparation, up to a maximum of $2,500 per year, provided that Executive is employed with the Company at the time the reimbursement is paid.

F. Benefits. Executive shall be eligible to participate in the benefits made generally available by the Company to any other senior executives, in accordance with the benefit plans established by the Company, and as may be amended from time to time in the Company’s sole discretion.

G. Vacation. Executive shall be entitled to four (4) weeks of annual paid vacation. In addition, Executive may be entitled to additional paid vacation during each calendar year, depending upon the length of Executive’s employment with the Company, in accordance with the vacation accrual schedules and applicable vacation policies and procedures of the Company, including the maximum cap on accrual, as applied to other employees of the Company and which may be changed from time to time by the Company, but the paid vacation shall not be less than the amount of vacation Executive was entitled to receive from the Company as of the Commencement Date.

H. Expenses. The Company shall reimburse Executive for reasonable business expenses incurred in the performance of Executive’s duties hereunder in accordance with the Company’s expense reimbursement guidelines.

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III. AT-WILL EMPLOYMENT; TERMINATION BY COMPANY

A. Initial Term and Renewal. The initial term of this Agreement shall be for a period of three (3) years commencing on the Commencement Date (the “Initial Term”) and, commencing at the end of the Initial Term, shall be extended automatically for successive one (1) year periods (the Initial Term and any extensions being collectively referred to as the “Employment Term”), unless terminated earlier pursuant to the provisions of Section IV or V below. Either party may terminate this Agreement as of the end of the then-current period by giving written notice at least ninety (90) days prior to the end of that period. Upon and after any such termination, all obligations of the Company under this Agreement shall cease, except as otherwise provided herein.

B. Severance. Except in situations where the employment of Executive is terminated For Cause or by death or by Disability (as defined in Section IV below), in the event that (i) the Company terminates Executive’s employment; (ii) the Term of this Agreement ends without the Company offering to extend it on the same terms as provided herein; or (iii) Executive resigns for Good Cause (as defined in Section V below), then:

(i) (A) within five (5) business days after the date of termination, the Company shall pay Executive any earned but unpaid Base Salary and (B) within a reasonable time following submission of all applicable documentation, the Company shall pay any expense reimbursement payments owed to Executive for expenses incurred prior to the date of termination (collectively, the “Accrued Obligations”);

(ii) Subject to Executive’s execution, delivery and non-revocation of a general release of claims in favor of the Company and its affiliates substantially in the form attached hereto as Exhibit C within forty-five (45) days following the termination date (and non-revocation thereof within seven (7) days thereafter), (A) at such time as Executive shall have provided services to the Company for at least six (6) months but less than twelve (12) months, Executive will be entitled to payment by the Company of an amount equal to (i) one-half (1/2) of Executive’s then-current Base Salary and Annual Bonus plus (ii) six (6) months’ of medical and dental COBRA premiums based on the level of coverage in effect for Executive (e.g., employee only or family coverage) on the date of termination; (B) at such time as Executive shall have provided services to the Company for at least twelve (12) months but less than twenty-four (24) months, Executive will be entitled to payment by the Company of an amount equal to (i) Executive’s then-current Base Salary and Annual Bonus and (ii) twelve (12) months’ of medical and dental COBRA premiums based on the level of coverage in effect for Executive (e.g., employee only or family coverage) on the date of termination; or (C) at such time as Executive shall have provided services to the Company for at least twenty-four (24) months, Executive will be entitled to payment by the Company of an amount equal to (i) two (2) times Executive’s then-current Base Salary and Annual Bonus and (ii) twenty-four (24) months’ of medical and dental COBRA premiums based on the level of coverage in effect for Executive (e.g., employee only or family coverage) on the date of termination (“Severance”). Severance shall be paid as salary continuation (and not as a lump sum) over the applicable period and in accordance with the Company’s standard payroll practices. The first payment of Severance shall be made within sixty (60) days after the date of termination and shall include any amounts that accrued to Executive post-termination of employment but that were not paid pending receipt of the executed release agreement. Executive shall not be entitled to any Severance if Executive’s employment is terminated For Cause, by death or by Disability (as defined in Section IV below), if Executive has not satisfied the length of service requirements for Severance or if Executive’s employment is terminated by Executive (except a resignation for Good Cause as provided in Section V.B. below); and

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(iii) Subject to Executive’s execution, delivery and non-revocation of a general release of claims in favor of the Company and its affiliates substantially in the form attached hereto as Exhibit C within forty-five (45) days following the termination date (and non-revocation thereof within seven (7) days thereafter), all stock options and other equity-based incentive awards granted by the Company that were outstanding but not vested as of the date of termination shall become immediately vested and/or payable, as the case may be, unless equity incentive awards, other than stock options and stock appreciation rights, are based upon satisfaction of performance criteria (not based solely on the passage of time); in which case, they will only vest pursuant to their express terms, provided, however, that any such equity awards that are vested pursuant to this provision and that constitute a non-qualified deferred compensation arrangement within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (“Code Section 409A”) shall be paid or settled on the earliest date coinciding with or following the date of termination that does not result in a violation of or penalties under Code Section 409A.

IV. OTHER TERMINATIONS BY COMPANY

A. Termination For Cause. For purposes of this Agreement, “For Cause” shall mean: (i) Executive commits a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) Executive willfully engages in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; (iii) Executive commits a material breach of this Agreement, which breach is not cured within thirty (30) days after written notice to Executive from the Company; (iv) Executive willfully refuses to implement or follow a reasonable and lawful policy or directive of the Company, which breach is not cured within thirty (30) days after written notice to Executive from the Company; or (v) Executive engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally which misfeasance or malfeasance is not cured within thirty (30) days after written notice to Executive from the Company. The Company may terminate Executive’s employment For Cause at any time, without any advance notice. The Company shall pay to Executive all compensation to which Executive is entitled up through the date of termination, subject to any other rights or remedies of the Company under law; and thereafter all obligations of the Company under this Agreement shall cease.

B. By Death. Executive’s employment shall terminate automatically upon Executive’s death. The Company shall pay to Executive’s beneficiaries or estate, as appropriate, the Accrued Obligations, and thereafter all obligations of the Company under this Agreement shall cease. Nothing in this Section shall affect any entitlement of Executive’s heirs or devisees to the benefits of any life insurance plan or other applicable benefits.

C. By Disability. If Executive becomes eligible for the Company’s long term disability benefits or if, in the sole opinion of the Company, Executive is unable to carry out the responsibilities and functions of the position held by Executive by reason of any physical or mental impairment for more than ninety (90) consecutive days or more than one hundred and twenty (120) days in any twelve (12)-month period (“Disability”), then, to the extent permitted by law, the Company may terminate Executive’s employment. The Company shall pay to Executive the Accrued Obligations, and thereafter all obligations of the Company under this Agreement shall cease. Nothing in this Section shall affect Executive’s rights under any disability plan in which Executive is a participant.

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V. TERMINATION BY EXECUTIVE

A. At-Will Termination by Executive. Executive may terminate employment with the Company at any time for any reason or no reason at all, upon six (6) weeks’ advance written notice. During such notice period Executive shall continue to diligently perform all of Executive’s duties hereunder. The Company shall have the option, in its sole discretion, to make Executive’s termination effective at any time prior to the end of such notice period as long as the Company pays Executive all compensation to which Executive is entitled up through the last day of the six (6) week notice period. Thereafter all obligations of the Company shall cease.

B. Good Cause. For purposes of this Agreement, Good Cause means any one or more of the following events, unless Executive consents to such event in writing or by notifying the Company that Executive will not terminate employment on the basis of such event within thirty (30) business days thereafter:

(i) A reduction in the amount of Executive’s base compensation (a) in a manner that disproportionately adversely affects Executive, as compared to other senior Company management or (b) by more than 10% from the initial Base Salary set forth in this Agreement;

(ii) A material and adverse change in Executive’s duties, authority or responsibilities with the Company relative to the duties, authority or responsibilities in effect immediately prior to such reduction; or

(iii) A material breach by the Company of any of its obligations under this Agreement.

Provided, however, that no such event described above will constitute Good Cause unless: (x) Executive gives written notice to the Company describing the nature of such event within sixty (60) days of the initial existence of such event; and (y) the Company fails to cure the condition or event constituting Good Cause within thirty (30) days following receipt of Executive’s notice (the “Cure Period”). If the Company fails to remedy the condition constituting Good Cause during the applicable Cure Period, Executive’s termination of employment must occur, if at all, within ninety (90) days following the last day of such Cure Period in order for such termination as a result of such condition to constitute a termination for Good Cause.

VI. TERMINATION OBLIGATIONS

A. Return of Property. Executive agrees that all property (including without limitation all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Executive incident to Executive’s employment belongs to the Company and shall be promptly returned to the Company upon termination of Executive’s employment.

B. Resignation and Cooperation. Upon termination of Executive’s employment, Executive shall be deemed to have resigned from all offices and directorships then held with the Company. Following any termination of employment, Executive shall cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to other employees. Executive shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Executive’s employment by the Company.

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VII. INVENTIONS AND PROPRIETARY INFORMATION; PROHIBITION ON THIRD PARTY INFORMATION

A. Proprietary Information Agreement. Executive agrees to enter into and be bound by the terms of the Company’s Proprietary Information and Inventions Agreement (“Proprietary Information Agreement”).

B. Non-Solicitation. Executive acknowledges that because of Executive’s position in the Company, Executive will have access to material intellectual property and confidential information. During the term of Executive’s employment and for one year thereafter, in addition to Executive’s other obligations hereunder or under the Proprietary Information Agreement, Executive shall not, for Executive or any third party, directly or indirectly (i) solicit, induce, recruit or encourage any person employed by the Company to terminate his or her employment, or (ii) divert or attempt to divert from the Company any business with any customer, client, member, business partner or supplier about which Executive obtained confidential information during her employment with the Company, by using the Company’s trade secrets or by otherwise engaging in conduct that amounts to unfair competition.

C. Non-Disclosure of Third Party Information. Executive represents and warrants and covenants that Executive shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Executive acknowledges and agrees that any violation of this provision shall be grounds for Executive’s immediate termination and could subject Executive to substantial civil liabilities and criminal penalties. Executive further specifically and expressly acknowledges that no officer or other employee or representative of the Company has requested or instructed Executive to disclose or use any such third party proprietary information or trade secrets.

VIII. LIABILITY COVERAGE

The Company agrees to maintain commercially reasonable Director’s and Officer’s insurance as well as commercially reasonable products-work hazard liability insurance (clinical trials insurance) covering the customary potential liabilities of Executive in her role as officer of the Company. The coverage shall address customary liabilities specifically stemming from the Company’s involvement in running clinical trials to the extent available at a reasonable cost.

IX. ARBITRATION

The Company and Executive agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in San Diego, California, in accordance with the Judicial Arbitration and Mediation Service/Endispute, Inc. (“JAMS”) rules for employment disputes then in effect (the “Rules”). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. The arbitrator shall award the prevailing party all reasonable costs and attorneys’ fees incurred during any such proceeding. The arbitrator shall apply California law to the merits of any dispute or claim. Executive hereby expressly consents to the personal jurisdiction of the state and federal courts located in San Diego, California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants. The parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without abridgment of the powers of the arbitrator. EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH EXECUTIVE’S EMPLOYMENT OR TERMINATION THEREOF, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE’S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EXECUTIVE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, DISCRIMINATION CLAIMS.

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X. AMENDMENTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Executive and by a duly authorized representative of the Company other than Executive. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

XI. ASSIGNMENT; BINDING EFFECT

A. Assignment. The performance of Executive is personal hereunder, and Executive agrees that Executive shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

B. Binding Effect. Subject to the foregoing restriction on assignment by Executive, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Executive.

XII. NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by email, (c) by a nationally recognized overnight courier service; or (d) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five (5) business days following dispatch by overnight delivery service or the United States Mail. Executive shall be obligated to notify the Company in writing of any change in Executive’s address. Notice of change of address or email shall be effective only when done in accordance with this Section.

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Company’s Notice Address:	Executive’s Notice Address and Email:
OncoSec Medical Incorporated Attn: Punit Dhillon, President	Daniel J. O’Connor
5820 Nancy Ridge Drive San Diego, CA 92121	13 East Welling Avenue Pennington, NJ 08534
United States of America	United States of America
Email: pdhillon@oncosec.com	Email: danjoc64@gmail.com

XIII. SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

XIV. TAXES

A. All amounts paid under this Agreement shall be paid less all applicable state and federal tax withholdings (if any) and any other withholdings required by any applicable jurisdiction or authorized by Executive (the “Tax Withholding Obligations”). With respect to any payment of Base Salary or Annual Bonus issued in shares of the Company’s common stock, at any time not less than five (5) business days before any Tax Withholding Obligation arises, Executive may elect to satisfy his Tax Withholding Obligation by, if permissible under applicable law, directing the Company to withhold the whole number of share of the Company’s common stock sufficient to satisfy the minimum applicable Tax Withholding Obligation. Executive acknowledges that the withheld shares of the Company’s common stock may not be sufficient to satisfy Executive’s minimum Tax Withholding Obligation. Accordingly, Executive agrees to pay to the Company as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of shares of the Company’s common stock described above.

B. To the extent applicable, it is intended that this Agreement and any payment made hereunder shall comply with or be exempt from the requirements of Code Section 409A. Any provision that would cause the Agreement or any payment hereof to fail to satisfy Code Section 409A shall have no force or effect until amended to comply with Code Section 409A, which amendment may be retroactive to the extent permitted by Code Section 409A. Each payment under this Agreement shall be treated as a separate payment for purposes of Code Section 409A. In no event may Executive, directly or indirectly, designate the calendar year of any payment to be made under this Agreement. To the extent the payment of any amount pursuant to Section III of this Agreement constitutes deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) and such amount is payable within a number of days that begins in one calendar year and ends in a subsequent calendar year, such amount shall be paid in the subsequent calendar year. All reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of Code Section 409A, including, without limitation, that (i) in no event shall reimbursements by the Company under this Agreement be made later than the end of the calendar year next following the calendar year in which the applicable fees and expenses were incurred; (ii) the amount of in-kind benefits that the Company is obligated to pay or provide in any given calendar year shall not affect the in-kind benefits that the Company is obligated to pay or provide in any other calendar year; (iii) Executive’s right to have the Company pay or provide such reimbursements and in-kind benefits may not be liquidated or exchanged for any other benefit; and (iv) in no event shall the Company’s obligations to make such reimbursements or to provide such in-kind benefits apply later than Executive’s remaining lifetime. Notwithstanding anything contained herein to the contrary, (x) in no event shall Executive’s date of termination occur until he experiences a “separation of service” within the meaning of Code Section 409A, and the date on which such separation from service takes place shall be the date of termination, and all references herein to a “termination of employment” (or words of similar meaning) shall mean a “separation of service” within the meaning of Code Section 409A and (y) to the extent the payment of any amount pursuant to Section III.B constitutes deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) and such amount is payable within a number of days that begins in one calendar year and ends in a subsequent calendar year, such amount shall be paid in the subsequent calendar year. To the extent Executive is a “specified employee,” as defined in Code Section 409A(a)(2)(B)(i) and any elections made by the Company in accordance therewith, notwithstanding the timing of payment provided in any other Section of this Agreement, no payment, distribution or benefit under this Agreement that constitutes a distribution of deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) upon separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), after taking into account all available exemptions, that would otherwise be payable during the six (6) month period after separation from service, will be made during such six (6) month period, and any such payment, distribution or benefit will instead be paid on the first business day after such six (6) month period, provided, however, that if Executive dies following his date of termination and prior to the payment, distribution, settlement or provision of any payments, distributions or benefits delayed on account of Code Section 409A, such payments, distributions or benefits shall be paid or provided to the personal representative of Executive’s estate within thirty (30) days after the date of Executive’s death. Executive acknowledges that, in entering into this Agreement, he has not relied upon any representation or statement made by any agent or representative of Company or its affiliates that is not expressly set forth in this Agreement, including, without limitation, any representation with respect to the consequences or characterization (including for purpose of tax withholding and reporting) of the payment of any compensation or benefits hereunder under Code Section 409A and any similar sections of state tax law.

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C. In the event that it is determined by the Company in its sole discretion that any payment or benefit to Executive under this Agreement, or otherwise, either cash or non-cash, that Executive has the right to receive from the Company, including, but not limited to, accelerated vesting or payment of any deferred compensation, restricted stock or any benefits payable to Executive under any plan for the benefit of employees, would constitute an “excess parachute payment” (as defined in Section 280G of the Code), then such payments or other benefits will be either (a) delivered in full, or (b) delivered as to such lesser extent which would result in no portion of such payments or benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by Executive on an after-tax basis of the greatest amount of payments and benefits, notwithstanding that all or some portion of such payments or benefits may be taxable under Section 4999 of the Code. The order in which the payment will be reduced are (i) cash payments; (ii) equity-based payments that are taxable; (iii) equity-based payments that are not taxable; (iv) equity-based acceleration; and (v) other non-cash forms of benefits. Within any such category of payments and benefits (that is, (i), (ii), (iii), (iv) or (v)), a reduction shall occur first with respect to amounts that are not “deferred compensation” within the meaning of Code Section 409A and then with respect to amounts that are. In no event will Executive have any discretion with respect to the ordering of payment reductions.

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XV. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of California.

XVI. INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

XVII. OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT

Executive agrees that any and all of Executive’s obligations under this agreement, including but not limited to the Proprietary Information Agreement, shall survive the termination of employment and the termination of this Agreement.

XVIII. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

XIX. AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

XX. ENTIRE AGREEMENT

This Agreement is intended to be the final, complete, and exclusive statement of the terms of Executive’s employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements, except for agreements specifically referenced herein (including the Executive Proprietary Information and Inventions Agreement). To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Executive and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Executive’s duties, position, or compensation will not affect the validity or scope of this Agreement.

XXI. EXECUTIVE ACKNOWLEDGEMENT

EXECUTIVE ACKNOWLEDGES EXECUTIVE HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT EXECUTIVE HAS READ AND UNDERSTANDS THE AGREEMENT, THAT EXECUTIVE IS FULLY AWARE OF ITS LEGAL EFFECT, AND THAT EXECUTIVE HAS ENTERED INTO IT FREELY BASED ON EXECUTIVE’S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ONCOSEC MEDICAL INCORPORATED	DANIEL J. O’CONNOR
/s/ Punit S. Dhillon	/s/ Daniel J. O’Connor
Signature	Signature
Punit S. Dhillon
By	11/7/2017
Date
President
Title
11/7/2017
Date

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EXHIBIT A

FORM OF CONTINGENT OPTION GRANT

ONCOSEC MEDICAL INCORPORATED 2017 STOCK OPTION AWARD

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	Daniel J. O’Connor 5820 Nancy Ridge Drive San Diego, CA 92121

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Award Number:
Date of Award:	November 7, 2017
Vesting Commencement Date:	January 12, 2018
Exercise Price per Share:	$1.25
Total Number of Shares Subject to the Option (the Shares”):	2,000,000
Total Exercise Price:	$2,500,000
Type of Option:	Non-Qualified Stock Option
Expiration Date:	November 7, 2027
Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

One million (1,000,000) Options shall vest upon the Company’s stockholders’ approval of the Option at the Company’s first annual meeting following the Date of Award and one twenty-fourth (1/24th) of the remaining one million (1,000,000) Contingent Options shall vest on each monthly anniversary of the date of such stockholder approval. If the Company’s stockholders do not approve the Option, the Option shall terminate immediately following the Company’s first annual meeting following the Date of Award. Notwithstanding the foregoing, in the event that the Company terminates Grantee’s Continuous Service and such termination is not For Cause or if the Grantee resigns for Good Cause, in each case, following the Company’s first annual meeting following the Date of Award, the Options shall vest in full subject to the Grantee’s execution, delivery and non-revocation of a general release of claims in favor of the Company and its affiliates within forty-five (45) days following the termination date (and non-revocation thereof within seven (7) days thereafter).

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During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

OncoSec Medical Incorporated
A Nevada corporation

By:	/s/ Punit S. Dhillon

Title:	President

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: November 7, 2017	Signed:

/s/ Daniel J. O’Connor
Grantee

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Award Number:

ONCOSEC MEDICAL INCORPORATED
2017 CONTINGENT STOCK OPTION AWARD

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. OncoSec Medical Incorporated, a Nevada corporation (the “Company”) hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”) an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of this Stock Option Award Agreement (the “Option Agreement”) and the Notice which are incorporated herein by reference. The Option is not intended to qualify as an incentive stock option as defined in Section 422 of the code. Accordingly, the Option is a non-qualified stock option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 17 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Appendix A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares (the “Tax Withholding Obligation”). Notwithstanding the foregoing, at any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises (e.g., an exercise date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation that the Company determines is sufficient by, if permissible under Applicable Law, directing the Company to withhold from those Shares otherwise issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy the Tax Withholding Obligation. Furthermore, in the event of any determination that the Company and/or a Related Entity has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company and/or the Related Entity the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company and/or the Related Entity to do so, whether or not the Grantee is an employee of the Company and/or the Related Entity at that time.

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(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 6, 7 or 8 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Grantee’s Representations. Concurrently with the grant of this Option, Participant shall deliver to the Company its Investment Representation Statement in the form attached hereto as Appendix B.

4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

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(d) payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares subject to the Option equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or if the Shares subject to the Option have not been registered under the Securities Act of 1933 pursuant to an effective Registration Statement on Form S-8. Grantee acknowledges that the Company makes no representation or warranty regarding the eligibility of the Option for inclusion on a Registration Statement on Form S-8 or the likelihood that any such Registration Statement on Form S-8 will be declared effective. If the exercise of the Option within the applicable time periods set forth in Sections 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

6. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

7. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

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8. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. It is the intent of the Company that the Option be exempt from Section 409A of the Code (“Section 409A”). Nevertheless, the Company makes no representation that the Option will be exempt from or comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Option or to mitigate its effects on the Option. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

12. Entire Agreement: Governing Law. The Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

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13. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

14. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 17 hereof, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Board shall also make such adjustments as provided in this Section 14 or substitute, exchange or grant an award to effect such adjustments (collectively “adjustments”). Any such adjustments to the Option will be effected in a manner that precludes the enlargement of rights and benefits under the Option. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of the Option or other issuance of Shares, cash or other consideration pursuant to the Option during certain periods of time. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

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17. Acceleration of Award Upon a Change in Control. In the event of a Change in Control and irrespective of whether the Option is Assumed or Replaced, the Option shall immediately vest and become exercisable and any performance criteria relevant to the Option shall be deemed to have been achieved at the target performance level. The Administrator may provide that if the Option remains outstanding after vesting pursuant to the preceding sentence, it will be Assumed or Replaced in connection with the Change in Control. The Administrator may also provide for the cashing out of the Option based on the based upon the per-Share consideration being paid in connection with such Change in Control, less the applicable exercise price; provided, however, that the Grantee shall be entitled to consideration in respect of cancellation of the Option only if the per-Share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price, the Option shall be cancelled for no consideration. Notwithstanding the foregoing, if the Option constitutes deferred compensation under Section 409A, to the extent required to comply with Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control.

18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

19. Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Option Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Option Agreement to the minimum extent necessary to meet the requirements of Section 409A as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. In addition, the Company makes no representation that the Award will comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

20. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of the Committees appointed to administer this Option Agreement.

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(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements applicable to the Option under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to stock options granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the meaning of “For Cause” as defined in the Employment Agreement.

(g) “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors; or

(iii) the consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(1) all or substantially all of the individuals and entities who have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of the total combined voting power of the Company’s outstanding voting securities Company’s immediately prior to such Corporate Transaction will have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total combined voting power of the then outstanding voting securities of the acquiring entity or the corporation or entity resulting from such Corporate Transaction (including, without limitation, the Company or other entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Entity”) in substantially the same proportions as their ownership of the Company’s voting securities, immediately prior to such Corporate Transaction; and

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(2) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Entity; or

(iv) a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended

(i) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means OncoSec Medical Incorporated, a Nevada corporation, or any successor entity that adopts this Option Agreement in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(n) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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(o) “Corporate Transaction” means any of the following transactions:

(i) a merger, reorganization, share exchange or consolidation; or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(r) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Employment Agreement” means the Executive Employment Agreement entered into between the Grantee and the Company, dated November 7, 2017, as may be amended from time to time.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(v) “Good Cause” has the meaning of “Good Cause” as defined in the Employment Agreement.

(w) “Non-Qualified Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(x) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Related Entity” means any Parent or Subsidiary of the Company.

(aa) “Replaced” means that pursuant to a Corporate Transaction the Option is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of the Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to the Option. The determination of comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(bb) “Share” means a share of the Common Stock.

(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

END OF AGREEMENT

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APPENDIX A

EXERCISE NOTICE

OncoSec Medical Incorporated

5820 Nancy Ridge Drive

San Diego, CA 92121

Attention: Secretary

1. Exercise of Option. Effective as of __________, 20__, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase shares of the Common Stock (the “Shares”) of OncoSec Medical Incorporated (the “Company”) under and pursuant to the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated _____________, 20__. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Option Agreement.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected and permitted, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

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8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

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Submitted by:	Accepted by:

GRANTEE:	ONCOSEC MEDICAL INCORPORATED

By:
(Signature)
Title:

Address:	Address:

5820 Nancy Ridge Drive
San Diego, CA 92121

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APPENDIX B

ONCOSEC MEDICAL INCORPORATED 2017 CONTINGENT STOCK OPTION AWARD

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:	DANIEL J. O’CONNOR
COMPANY:	ONCOSEC MEDICAL INCORPORATED
SECURITY:	OPTIONS TO PURCHASE COMMON STOCK
AMOUNT:	____________ SHARES
DATE:	____________, 20__

In connection with the above listed Options to purchase the Common Stock of OncoSec Medical Incorporated, a Nevada corporation (the “Company”) pursuant to the Company’s 2017 Contingent Stock Option Award and any subsequent exercise of such Options (such options and the underlying shares of Common Stock, collectively, the “Securities”), the undersigned Grantee represents to the Company the following:

(a) Grantee has either a pre-existing personal or business relationship with the Company or its officers, directors, or controlling persons, or by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, it can reasonably be assumed to have the capacity to protect his or her own interest in connection with the issuance of the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Grantee represents that Grantee is a resident of the state of New Jersey.

Signature of Grantee:

Date:

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EXHIBIT B

FORM OF CONTINGENT OPTION GRANT

ONCOSEC MEDICAL INCORPORATED 2017 STOCK OPTION AWARD

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	Daniel J. O’Connor 5820 Nancy Ridge Drive San Diego, CA 92121

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Award Number:
Date of Award:	November 7, 2017
Vesting Commencement Date:	January 12, 2018
Exercise Price per Share:	$1.25
Total Number of Shares Subject to the Option (the Shares”):	500,000
Total Exercise Price:	$625,000
Type of Option:	Non-Qualified Stock Option
Expiration Date:	November 7, 2027
Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

Two hundred fifty thousand (250,000) Options shall be fully vested on the date that the Company achieves one hundred percent (100%) enrollment in the first cohort of the Pisces Study (the “Enrollment Date”) and two hundred fifty thousand (250,000) Options shall vest on the first anniversary of the Enrollment Date. If the Company’s stockholders do not approve the Option, the Option shall terminate immediately following the Company’s first annual meeting following the Date of Award.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

OncoSec Medical Incorporated
A Nevada corporation

By:	/s/ Punit S. Dhillon
Title:	President

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: November 7, 2017	Signed:

/s/ Daniel J. O’Connor
Grantee

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Award Number:

ONCOSEC MEDICAL INCORPORATED
2017 CONTINGENT STOCK OPTION AWARD

STOCK OPTION AWARD AGREEMENT

1. Grant of Option. OncoSec Medical Incorporated, a Nevada corporation (the “Company”) hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”) an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of this Stock Option Award Agreement (the “Option Agreement”) and the Notice which are incorporated herein by reference. The Option is not intended to qualify as an incentive stock option as defined in Section 422 of the code. Accordingly, the Option is a non-qualified stock option.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 17 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Appendix A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

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(c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares (the “Tax Withholding Obligation”). Notwithstanding the foregoing, at any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax Withholding Obligation arises (e.g., an exercise date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation that the Company determines is sufficient by, if permissible under Applicable Law, directing the Company to withhold from those Shares otherwise issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy the Tax Withholding Obligation. Furthermore, in the event of any determination that the Company and/or a Related Entity has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company and/or the Related Entity the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company and/or the Related Entity to do so, whether or not the Grantee is an employee of the Company and/or the Related Entity at that time.

(d) Section 16(b). Notwithstanding any provision of this Option Agreement to the contrary, other than termination of the Grantee’s Continuous Service for Cause, if a sale within the applicable time periods set forth in Sections 6, 7 or 8 herein of Shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such Shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Continuous Service, or (iii) the date on which the Option expires.

3. Grantee’s Representations. Concurrently with the grant of this Option, Participant shall deliver to the Company its Investment Representation Statement in the form attached hereto as Appendix B.

4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a) cash;

(b) check;

(c) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

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(d) payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares subject to the Option equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(e) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or if the Shares subject to the Option have not been registered under the Securities Act of 1933 pursuant to an effective Registration Statement on Form S-8. Grantee acknowledges that the Company makes no representation or warranty regarding the eligibility of the Option for inclusion on a Registration Statement on Form S-8 or the likelihood that any such Registration Statement on Form S-8 will be declared effective. If the exercise of the Option within the applicable time periods set forth in Sections 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

6. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

7. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

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8. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. It is the intent of the Company that the Option be exempt from Section 409A of the Code (“Section 409A”). Nevertheless, the Company makes no representation that the Option will be exempt from or comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Option or to mitigate its effects on the Option. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

12. Entire Agreement: Governing Law. The Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

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13. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

14. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 17 hereof, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Board shall also make such adjustments as provided in this Section 14 or substitute, exchange or grant an award to effect such adjustments (collectively “adjustments”). Any such adjustments to the Option will be effected in a manner that precludes the enlargement of rights and benefits under the Option. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of the Option or other issuance of Shares, cash or other consideration pursuant to the Option during certain periods of time. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

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17. Acceleration of Award Upon a Change in Control. In the event of a Change in Control and irrespective of whether the Option is Assumed or Replaced, the Option shall immediately vest and become exercisable and any performance criteria relevant to the Option shall be deemed to have been achieved at the target performance level. The Administrator may provide that if the Option remains outstanding after vesting pursuant to the preceding sentence, it will be Assumed or Replaced in connection with the Change in Control. The Administrator may also provide for the cashing out of the Option based on the based upon the per-Share consideration being paid in connection with such Change in Control, less the applicable exercise price; provided, however, that the Grantee shall be entitled to consideration in respect of cancellation of the Option only if the per-Share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price, the Option shall be cancelled for no consideration. Notwithstanding the foregoing, if the Option constitutes deferred compensation under Section 409A, to the extent required to comply with Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control.

18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

19. Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Option Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Option Agreement to the minimum extent necessary to meet the requirements of Section 409A as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. In addition, the Company makes no representation that the Award will comply with Section 409A and makes no undertaking to prevent Section 409A from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A.

20. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of the Committees appointed to administer this Option Agreement.

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(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements applicable to the Option under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to stock options granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the meaning of “For Cause” as defined in the Employment Agreement.

(g) “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors; or

(iii) the consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(1) all or substantially all of the individuals and entities who have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of the total combined voting power of the Company’s outstanding voting securities Company’s immediately prior to such Corporate Transaction will have beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total combined voting power of the then outstanding voting securities of the acquiring entity or the corporation or entity resulting from such Corporate Transaction (including, without limitation, the Company or other entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Entity”) in substantially the same proportions as their ownership of the Company’s voting securities, immediately prior to such Corporate Transaction; and

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(2) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Entity; or

(iv) a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended

(i) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means OncoSec Medical Incorporated, a Nevada corporation, or any successor entity that adopts this Option Agreement in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(n) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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(o) “Corporate Transaction” means any of the following transactions:

(i) a merger, reorganization, share exchange or consolidation; or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(r) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Employment Agreement” means the Executive Employment Agreement entered into between the Grantee and the Company, dated November 7, 2017, as may be amended from time to time.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(v) “Non-Qualified Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Related Entity” means any Parent or Subsidiary of the Company.

(z) “Replaced” means that pursuant to a Corporate Transaction the Option is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of the Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to the Option. The determination of comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(aa) “Share” means a share of the Common Stock.

(bb) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

END OF AGREEMENT

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APPENDIX A

EXERCISE NOTICE

OncoSec Medical Incorporated

5820 Nancy Ridge Drive

San Diego, CA 92121

Attention: Secretary

1. Exercise of Option. Effective as of _______, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase shares of the Common Stock (the “Shares”) of OncoSec Medical Incorporated (the “Company”) under and pursuant to the Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated _____________, 20__. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Option Agreement.

4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected and permitted, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(e) of the Option Agreement.

5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

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8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

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Submitted by:	Accepted by:

GRANTEE:	ONCOSEC MEDICAL INCORPORATED

By:
(Signature)
Title:

Address:	Address:
5820 Nancy Ridge Drive
San Diego, CA 92121

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APPENDIX B

ONCOSEC MEDICAL INCORPORATED 2017 CONTINGENT STOCK OPTION AWARD

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:	DANIEL J. O’CONNOR
COMPANY:	ONCOSEC MEDICAL INCORPORATED
SECURITY:	OPTIONS TO PURCHASE COMMON STOCK
AMOUNT:	_________ SHARES
DATE:	_________, 20__

In connection with the above listed Options to purchase the Common Stock of OncoSec Medical Incorporated, a Nevada corporation (the “Company”) pursuant to the Company’s 2017 Contingent Stock Option Award and any subsequent exercise of such Options (such options and the underlying shares of Common Stock, collectively, the “Securities”), the undersigned Grantee represents to the Company the following:

(a) Grantee has either a pre-existing personal or business relationship with the Company or its officers, directors, or controlling persons, or by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, it can reasonably be assumed to have the capacity to protect his or her own interest in connection with the issuance of the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Grantee represents that Grantee is a resident of the state of New Jersey.

Signature of Grantee:

Date:

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EXHIBIT C

FORM OF SEPARATION RELEASE AGREEMENT

This RELEASE AGREEMENT (the “Release Agreement”), dated ___________, 20__, by and among ONCOSEC MEDICAL INCORPORATED (the “Company”) and Daniel J. O’Connor (“Executive”).

WHEREAS, the Company and Executive are parties to that certain Severance Agreement, dated ____________, 20__ (the “Severance Agreement”), pursuant to which Executive is eligible to receive severance benefits, contingent upon certain conditions set forth in the Severance Agreement. All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Severance Agreement;

WHEREAS, the Company and Executive are parties to that certain Exectuive Employment Agreement, dated November 7, 2017 (“Employment Agreement”); and

WHEREAS, one such condition set forth in the Severance Agreement to receiving the severance benefits is Executive’s execution, delivery and non-revocation of this Release Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth in this Release Agreement, the sufficiency of which the parties acknowledge, it is agreed as follows:

1. In exchange for the general release of claims and other agreements contained in this Release Agreement, Executive will receive the Severance as set forth in the Severance Agreement following Executive’s execution and subsequent non-revocation of this Release Agreement during any applicable statutory revocation period.

2. Executive agrees not to disparage the Company and its officers, directors, employees, shareholders, members and agents, in any manner likely to be harmful to them or their business, business reputation, or personal reputation.

3. In exchange for the separation benefits described above, Executive completely releases the Company and each of its affiliated, related, parent or subsidiary entities, and each of its and their present and former officers, directors, employees, shareholders, members and agents (the “Released Parties”) from any and all claims of any kind, known and unknown, which Executive may now have or have ever had against any of them. This release includes all claims arising from Executive’s employment with the Company and its termination, including claims under the California Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, as amended, or any other claims for violation of any federal, state, or municipal statutes, any and all claims in contract or tort or premised on any other legal theory and any and all claims for attorneys’ fees and costs; provided, however, that nothing in this Release Agreement shall (a) waive any rights or claims of Executive that arise after this Release Agreement becomes effective, (b) impair or preclude Executive’s right to take action to enforce the terms of this Release Agreement, (c) impair Executive’s vested rights under any tax-qualified retirement plan maintained by the Company and its affiliates, or (d) impair Executive’s rights to indemnification under any indemnification agreement(s) between Executive and the Company any rights to and claims for indemnification or as an insured under any directors and officers liability insurance policy in connection with Executive’s service as an officer, employee or agent of the Company or any of its and their subsidiaries and affiliates, under their respective certificates of incorporation, by-laws or operating agreements, or otherwise as provided by law. Executive agrees not to file, cause to be filed, or otherwise pursue any claims released by this paragraph. Notwithstanding the foregoing, Executive acknowledges and understands that Executive is not waiving and is not being required to waive any right that cannot be waived by law, including the right to file a charge or participate in an administrative investigation or proceeding; provided, however, that Executive hereby disclaims and waives any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation.

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4. It is the Company’s and Executive’s intention that the foregoing release shall be construed in the broadest sense possible, and shall be effective as a prohibition to all claims, charges, actions, suits, demands, obligations, damages, injuries, liabilities, losses, and causes of action of every character, nature, kind or description, known or unknown, and suspected or unsuspected that Executive may have against the Released Parties.

Executive expressly acknowledges that he is aware of the existence of California Civil Code § 1542 and its meaning and effect. Executive expressly acknowledges that he has read and understands the following provision of that section, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HER OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Executive expressly waives and releases any right to benefits he may have under California Civil Code § 1542 to the fullest extent he may do so lawfully. Executive further acknowledges that he may later discover facts different from, or in addition to, those facts now known to him or believed by him to be true with respect to any or all of the matters covered by this Release Agreement, and he agrees this Release Agreement nevertheless shall remain in full and complete force and effect.

5. Executive acknowledges that the Severance as set forth in the Severance Agreement exceeds the amount to which Executive otherwise is entitled should Executive not execute, deliver and not revoke this Release Agreement, each within the applicable periods set forth in this Release Agreement. Executive understands and agrees that this Release Agreement shall be maintained in strict confidence, and that Executive shall not disclose any of its terms to another person, except legal counsel, unless required by law. Executive further acknowledges that Executive has received the Disclosure under Title 29 U.S. Code Section 626(f)(1)(H) which is attached hereto as Exhibit 1.

6. Executive agrees to return all Company materials in Executive’s possession. Executive shall comply with Executive’s continuing obligations under the Proprietary Information and Invention Assignment Agreement (the “Proprietary Information Agreement”).

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7. Executive acknowledges that Executive has forty-five (45) days to consider this Release Agreement (but may sign it at any time beforehand if Executive so desires), and that Executive is advised to consult an attorney in doing so. Executive hereby acknowledges that Executive understands the significance of this Release Agreement, and represents that the terms of this Release Agreement are fully understood and voluntarily accepted by Executive. Executive also acknowledges that Executive can revoke this Release Agreement within seven (7) days of signing it by sending a-letter to that effect at the following address:

OncoSec Medical Incorporated.

Board of Directors

5820 Nancy Ridge Drive

San Diego, California 92121

Executive understands and agree that this Release Agreement shall not become effective nor enforceable until the seven (7) day revocation period has expired.

8. This Release Agreement and the Severance Agreement contain all of the parties’ agreements and understandings with respect to the matters herein and fully supersede any prior agreements or understandings that the parties may have had regarding such matters, except for the Proprietary Information Agreement and the Employment Agreement. This Release Agreement shall be governed by California law and may be amended only in a written document signed by Executive and duly authorized representative of the Company, other than Executive. If any term in this Release Agreement is unenforceable, the remainder of the Release Agreement will remain enforceable.

9. If Executive wishes to accept the terms of this Release Agreement, please sign below and return a copy of this Release Agreement to the Company between the last day of employment and _________________________.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties have duly executed this Release Agreement as of the last date written below.

Oncosec Medical Incorporated:	DANIEL J. O’CONNOR :

By:	Date:

Name:

Title:

Date:

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